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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 15, 1998
                                                 ----------------


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -----------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)             Identification
                                                       No.)

The American Road, Dearborn, Michigan                        48121
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000



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ITEM 5. Other Events.

     Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-40477 and Registration Statement No. 333-50611. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Company has created a series of Debt Securities for issuance under an Indenture dated as of February 1, 1985, as supplemented, between the Company and The Chase Manhattan Bank (the "Indenture"), designated as the Company's 5 1/4% Notes due June 16, 2008 in the aggregate principal amount of DM2,000,000,000 (the "Notes"). Such series of the Notes will be represented by Global Securities (the "Global Securities"), except that in certain circumstances as provided in such Indenture, the Global Securities will be exchanged for Notes in definitive form (the "Definitive Notes"). Copies of the forms of specimen Global Securities for such series are being filed as exhibits to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                              EXHIBITS

Designation       Description                         Method of Filing
------------      --------------------------------    -----------------------
Exhibit 4.1       Sixth Supplemental Indenture dated  Filed with this Report.
                  June 1, 1998 between the Company
                  and The Chase Manhattan Bank.


Exhibit 4.2       Form of specimen Global Security    Filed with this Report
                  relating to Ford Motor Credit
                  Company's 5 1/4% Notes due
                  June 16, 2008.

Exhibit 4.3       Form of specimen Global Security    Filed with this Report.
                  relating to Ford Motor Credit
                  Company's 5 1/4% Notes due
                  June 16, 2008.

Exhibit 8.1       Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 8.2       Opinion of Sullivan & Cromwell.     Filed with this Report.

Exhibit 23.1      Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.1.

Exhibit 23.2      Consent of Sullivan & Cromwell      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.2.

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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                            FORD MOTOR CREDIT COMPANY
                                  (Registrant)


Date:  June 15, 1998                         By:/s/R. P. Conrad
                                                -----------------------
                                                   R. P. Conrad
                                                   Assistant Secretary



                                EXHIBIT INDEX

Designation                   Description
-----------                   -----------

Exhibit           4.1 Sixth Supplemental Indenture dated
                      June 1, 1998 between the Company
                      and The Chase Manhattan Bank.

Exhibit 4.2       Form of specimen Global Security
                  relating to Ford Motor Credit
                  Company's 5 1/4% Notes due
                  June 16, 2008.

Exhibit 4.3       Form of specimen Global Security
                  relating to Ford Motor Credit
                  Company's 5 1/4% Notes due
                  June 16, 2008.

Exhibit 8.1       Opinion of Shearman & Sterling.

Exhibit 8.2       Opinion of Sullivan & Cromwell.

Exhibit 23.1      Consent of Shearman & Sterling
                  is contained in their opinion set
                  forth in Exhibit 8.1.

Exhibit 23.2      Consent of Sullivan & Cromwell
                  is contained in their
                  opinion set
                  forth in Exhibit 8.2.